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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-72598, 33-72600, 33-72602, 33-90722, 333-62633,
333-89484 and 333-91792) of Aviall, Inc. of our report dated February 14, 2003, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Dallas, Texas
March 28, 2003